Exhibit 99.1

P R O X Y C A R D

CARTICA ACQUISITION CORP.
1345 Avenue of the Americas, 11th floor

New York, New York 10105

EXTRAORDINARY GENERAL MEETING
OF CARTICA ACQUISITION CORP.

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON [●], 2025.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [●], 2025, in connection with the extraordinary general meeting (the “Meeting”) of Cartica Acquisition Corp. (“Cartica”) to be held at 10:00 a.m. Eastern Time on [●], 2025, via a virtual meeting, and hereby appoints and [●] and [●] and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of Cartica registered in the name provided, which the undersigned is entitled to vote at the Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement/prospectus.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 and 3.

(Continued and to be marked, dated and signed on reverse side)

Proposal No. 1 — The Business Combination Proposal — to consider and vote upon, as an ordinary resolution, a proposal to approve and authorize the Agreement and Plan of Merger, dated as of June 24, 2024 (the “Business Combination Agreement”), by and among Cartica, Nidar Infrastructure Limited (“Nidar”), and Yotta Data and Cloud Limited (“Merger Sub”), a copy of which is attached as Annex A to the accompanying proxy statement/prospectus, and the transactions contemplated therein pursuant to which Merger Sub will merge with and into Cartica (such merger, the “First Merger”), with Cartica surviving the First Merger, and immediately thereafter Cartica will merge with and into Nidar (the “Second Merger”), with Nidar surviving the Second Merger (such proposal, the “Business Combination Proposal”)

For	Against	Abstain
☐	☐	☐

Proposal No. 2 — The Merger Proposal — to consider and vote upon, as a special resolution, a proposal to approve and authorize the First Merger and the Plan of Merger by and among Cartica, Merger Sub and Nidar, substantially in the form attached to the accompanying proxy statement/prospectus as Annex B (the “Merger Proposal”);

For	Against	Abstain
☐	☐	☐

Proposal No. 3 — The Adjournment Proposal — to consider and vote upon, as an ordinary resolution, a proposal to adjourn the extraordinary general meeting to a later date or dates to be determined by the chairman of the extraordinary general meeting, if necessary, either (a) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve the Business Combination Proposal and the Merger Proposal or (b) to seek reversals of requests by Cartica’s public shareholders to redeem their Cartica Class A Shares (the “Adjournment Proposal”).

For	Against	Abstain
☐	☐	☐

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Dated: ___________, 2025

(Signature) __________________________________________________________________________

(Signature if held Jointly) ______________________________________________________________

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

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